UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2022

Franklin BSP Realty Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-40923	46-1406086
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1345 Avenue of the Americas, Suite 32A
New York, New York 10105
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 588-6770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FBRT	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share	FBRT PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2022 annual meeting of stockholders (the “Annual Meeting”) of Franklin BSP Realty Trust, Inc. (the “Company”) was called to order on June 29, 2022.

At the Annual Meeting, stockholders voted on (i) the election of Pat Augustine, Richard J. Byrne, Jamie Handwerker, Gary Keiser, Peter J. McDonough, Buford H. Ortale and Elizabeth K. Tuppeny to the Company’s Board of Directors for one-year terms until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified; and (ii) the ratification of the appointment of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

The stockholders elected all seven nominees for director and ratified the appointment of E&Y. The full results of the matters voted on at the Annual Meeting are set forth below:

Proposal No. 1 – Election of Directors

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Pat Augustine	33,625,366	512,527	446,930	17,945,648
Richard J. Byrne	33,430,303	726,604	427,916	17,945,648
Jamie Handwerker	27,252,714	6,890,291	441,818	17,945,648
Gary Keiser	33,629,312	659,345	296,166	17,945,648
Peter J. McDonough	32,364,343	1,801,469	419,011	17,945,648
Buford H. Ortale	33,231,440	913,987	439,396	17,945,648
Elizabeth K. Tuppeny	32,848,445	1,321,004	415,374	17,945,648

Proposal No. 2 – Ratification of the Appointment of E&Y as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
51,916,834	364,863	248,774	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BSP REALTY TRUST, INC.

By:	/s/ Jerome S. Baglien
Name:	Jerome S. Baglien
Title:	Chief Financial Officer, Chief Operating Officer and Treasurer

Date: July 1, 2022

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